UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 13, 2007

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

601 Merritt 7
Norwalk, Connecticut 06851
(Address of principal executive offices)

(203) 810-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 13, 2007, the Board of Directors of FactSet Research Systems Inc. (the "Company") elected a new director, Mr. Joseph Zimmel. Mr. Zimmel has not yet been appointed to serve on any of the committees of the Board.

Mr. Zimmel is currently a private investor. From December 2001 until November 2002, Mr. Zimmel served as an Advisory Director to the Goldman Sachs Group. Prior to that engagement, Mr. Zimmel held the position of Managing Director of the Communications, Media & Entertainment Group for the placecountry-regionAmericas in the investment banking division at Goldman, Sachs & Co., from 1999 to 2001. Mr. Zimmel served as a Managing Director and the co-head of that group from 1992 to 1999. Mr. Zimmel also serves on the board of directors of CenturyTel, Inc.

There are no arrangements or understandings between Mr. Zimmel and any other persons pursuant to which Mr. Zimmel was selected as a director. Mr. Zimmel does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be party, nor has Mr. Zimmel had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year. Mr. Zimmel will stand for re-election by a vote of stockholders at the Company’s 2009 annual meeting of stockholders.

A press release, dated February 14, 2007, announcing the election of Mr. Zimmel is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

                 (c)         Exhibits

Exhibit
No.	Description
–––––	––––––––––––––––––––––––––––––
99.1	Press Release dated February 14, 2007

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC.
(Registrant)
By:

Date:	February 14, 2007	/s/ Peter G. Walsh
––––––––––––––––––––––––––––––––––
Peter G. Walsh
Senior Vice President,
Chief Financial Officer and Treasurer

EXHIBIT 99.1

EXHIBIT INDEX

Exhibit
No.	Description of Document
–––––	––––––––––––––––––––––––––––––––––––––––––––––––––––––––
99.1	Press Release dated February 14, 2007

News Release

FOR IMMEDIATE RELEASE

FactSet Research Systems Names Joseph Zimmel to Board of Directors

February 14, 2007 (Norwalk, CT) -- FactSet Research Systems Inc. (NYSE: FDS), today announced the election of Joseph R. Zimmel to its Board of Directors.

Mr.Zimmel, age 53, is a private investor and a retired Managing Director of Goldman, Sachs & Co. From December 2001 until November 2002, Mr. Zimmel served as an Advisory Director to the Goldman Sachs Group. In the investment banking division at Goldman, Sachs & Co., Mr. Zimmel held the position of Managing Director of the Communications, Media & Entertainment Group for the Americas from 1999 to 2001, after acting as a Managing Director and a co-head of the group from 1992 to 1999.

Phil Hadley, Chairman and Chief Executive Officer of FactSet said, “We are pleased to welcome Joseph Zimmel to our Board of Directors. Joseph brings to our Board a comprehensive understanding of the inner-workings of large investment banks; his insight into this aspect of our sell-side business will be a great asset.”

Mr. Zimmel holds an MBA from the Wharton School of the University of Pennsylvania and a BA from Georgetown University. In addition to his appointment to FactSet’s Board of Directors, Mr. Zimmel currently serves as a member of the board of directors of CenturyTel, Inc. He has also served on the board of directors of Digitas Inc.

About FactSet
FactSet Research Systems Inc. combines integrated financial information, analytical applications, and client service to enhance the workflow and productivity of the global investment community. The Company, headquartered in Norwalk, Connecticut, was formed in 1978 and now conducts operations along with its affiliates from more than twenty-two locations worldwide, including Boston, New York, Chicago, San Mateo, London, Frankfurt, Paris, Milan, Tokyo, Hong Kong, and Sydney.

Contact:
Peter Walsh
FactSet Research Systems Inc.
203.810.1000